UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 28, 2004

                                 MILACRON INC.

           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Delaware                  1-8475                        31-1062125

-----------------     ----------------------------   -------------------------
 (State or other       (Commission File Number)            (IRS Employer
 jurisdiction of                                         Identification No.)
  incorporation)


    2090 Florence Avenue, Cincinnati, Ohio                      45206
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    (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code: (513) 487-5000
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 Entry into a Material Definitive Agreement.

     On September 28, 2004, Milacron Inc. (the "Company") entered into a First Amendment (the "Amendment") to the Financing Agreement dated as of June 10, 2004 (the "Financing Agreement"), among the Company, each subsidiary of the Company listed as a borrower or a guarantor on the signature pages thereto, the lenders party thereto, and JPMorgan Chase Bank, as administrative agent and collateral agent for the lenders. The Amendment reduces the minimum cumulative consolidated EBITDA requirements to which the Company is subject for the three complete calendar months ending September 30, 2004 and the six complete calendar months ending December 31, 2004. A copy of the Amendment is filed as Exhibit 99.1 hereto.


ITEM 9.01. Financial Statements and Exhibits.

   (c) Exhibits.

Exhibit  No.        Description
--------------     -----------------------------------------------------------
99.1                First Amendment to Financing Agreement dated September 28,
                    2004.



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MILACRON INC.

Date: October 4, 2004                 By: /s/ Robert P. Lienesch
                                         -------------------------------------
                                         Robert P. Lienesch
                                         Senior Vice President - Finance,
                                         Controller and Chief Financial Officer




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                                 EXHIBIT INDEX

Exhibit  No.               Description
----------------------     ---------------------------------------------------
99.1                       First Amendment to Financing Agreement dated
                           September 28, 2004.